                                [COVER IMAGE]

                          AIM ADVISOR REAL ESTATE FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                 DECEMBER 31 1998


                                                   Invest with Discipline

                                                  --Registered Trademark--

                           NEW YORK, NEW YORK
                           BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

[PHOTO IMAGE]              EVOLVING FROM BROWNSTONES TO SKYSCRAPERS, FROM EMPTY
                           FIELDS TO INDUSTRIAL PARKS, THE REAL ESTATE SECTOR
                           HAS TRANSFORMED ITSELF THROUGH THE DECADES. LIKE NEW
                           YORK CITY, THE FUND IS IN A PRIME LOCATION TO TAKE
                           ADVANTAGE OF FUTURE EXPANSIONS.

AIM Advisor Real Estate Fund is for shareholders who seek high total return on investment through growth of capital and current income through a portfolio invested primarily in publicly traded securities of companies related to the real estate industry.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended December 31, 1998, the Fund paid distributions of $0.75 per share for Class A shares, $0.65 for Class B shares, and $0.65 for Class C shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o Because Class B shares have been offered for less than one year (since 3/3/98), all total return figures for Class B shares reflect cumulative total return that has not been annualized.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.




                          AIM ADVISOR REAL ESTATE FUND

                     Annual Report/The Chairman's Letter


                   Dear Fellow Shareholder:

                   As the fiscal year opened, markets were recovering from the
   [PHOTO OF       concerns produced by financial crises in Asia during 1997,
  Charles T.       and this optimism early in 1998 led several market indexes
    Bauer,         to all-time highs in spring and early summer. However, the
 Chairman of       year was to bring two particularly serious financial shocks,
 the Board of      first the debt default by Russia, and later the gathering
  THE FUND         crisis in Brazil, which devalued its currency shortly after
 APPEARS HERE]     the fiscal year closed. The result was another year of
                   significant market volatility here and abroad.
                       Optimism yielded to pessimism over the summer amid
                   global financial crises and a widespread decline in U.S.
                   corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                   Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                         ------------------------------
                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                             SHAREHOLDERS REMAINED

                            COOL HEADED AND DID NOT

                            PULL OUT OF THE MARKETS

                                  DURING 1998.
                         ------------------------------

                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT/MANAGERS' OVERVIEW
                       ---------------------------------
                             THE FUND OPTIMIZED THE

                           MARKET DOWNTURN BY BUYING

                       BARGAINS TO POSITION ITSELF FOR A

                                MARKET REBOUND.
                       ---------------------------------


MANAGERS' OVERVIEW

FUND FINDS OPPORTUNITIES IN MARKET DOWNTURN

HOW DID AIM ADVISOR REAL ESTATE FUND PERFORM DURING THE FISCAL YEAR?
The market environment for the real estate investment trust (REIT) sector was generally unfavorable during the past year. Results for the fiscal year ended December 31, 1998, were quite disappointing. Total return was -22.54% for Class A shares and -23.16% for Class C shares. Since inception on March 3, 1998, Class B shares produced a cumulative total return of -21.02%.
    Despite a weak market in 1998, REITs continued to report strong earnings in the fourth quarter, exceeding 14% on average. In addition, the sector has enjoyed increasing dividends and the market reported balanced construction with tenant demand during the past year. In light of these factors, it appears that the negative returns posted by REITs in 1998 had little to do with actual earnings or other fundamentals of the real estate market.

IF NOT EARNINGS, THEN WHAT CAUSED WEAKNESS IN THE REIT MARKET DURING 1998?
A convergence of events led to the decline in REIT stock prices in 1998. Early in the year, investors feared that the strong domestic economy would spark a glut of new construction. While this concern may have had some merit in selected metropolitan areas, the capital crunch of the late summer and early fall, following the global currency crisis, limited the capital available to developers. Even without these recent capital cutbacks, supply and demand were generally in balance throughout much of the year. REIT performance also suffered from aggressive pricing of properties. Over the past few years, most U.S. real estate markets have recovered from the overbuilding of the 1980s. As markets reached full occupancy, real estate prices increased. Along with other buyers, REITs were paying more for properties over the last 12 months than a few years ago.
    A series of sell-offs by REIT investors also compounded weakening market conditions. Many investors, who had entered the REIT market during 1996-97 when returns were in the 20-35% range, became disenchanted with disappointing returns earlier in 1998 and shifted to other types of securities. Tax-loss selling late in the year continued to exert downward pressure on battered REIT share prices.

GIVEN THESE MARKET CONDITIONS, HOW HAVE YOU MANAGED THE FUND?
The Fund optimized the market downturn by buying bargains to position itself for a market rebound. As of December 31, the Fund's largest property types included office at 22% of total net assets, retail at 16% of total net assets, and residential at 15%. During the third and fourth quarters, when markets swooned, we continued to adjust positions in the Fund to take advantage of opportunities that were becoming available due to recent weaknesses in the REIT market. We established several new positions in well-capitalized REITs that offered both attractive yields and excellent dividend coverage. For example, we invested 1.44% of the Fund's net assets in Host Marriott, which owns or holds controlling interests in more than 100 upscale and luxury full-service hotel lodging properties. The company operates primarily in the United States under the well-known "Marriott" and "Ritz Carlton" brand names.
    In the low-interest-rate environment, which offers more affordable home own-

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets


================================================================================
PROPERTY TYPE DIVERSIFICATION
--------------------------------------------------------------------------------
Office                                                  22%

Retail                                                  16%

Residential                                             15%

Hotel                                                   14%

Diversified                                             13%

Industrial                                               8%

Industrial/Office Mixed                                  4%

Self-Storage                                             3%

Healthcare                                               2%

Financial Services                                       1%

Manufactured Homes                                       1%

Mortgage Backed Securities                               1%

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================


          See important Fund and index disclosures inside front cover.


                          AIM ADVISOR REAL ESTATE FUND
ership, we have kept our holdings in the apartment sector in check. In the retail sector, we believe the dominant, super-regional malls will continue to perform well. However, we expect only moderate earnings growth for many of the neighborhood shopping center REITs. As a result, we do not anticipate significant increases in holdings within this area.

DO YOU FAVOR ANY REIT SECTOR?
We continued to favor the office sector due to the favorable earnings for companies that own and operate this property type. Although some office REITs were among the weakest performing sectors in 1998 and Fund performance suffered as a result, we believe that they may offer some excellent opportunities in the near term. A primary reason for the sector's weakness has been related to investor concern about the potential for overbuilding similar to that of the 1980s. While new office construction has increased over the past several years, it has generally been well in-line with demand.
    We tend to focus on REITs that operate in some of the more supply-constrained markets, such as California and the Northeast. Companies in these markets continue to experience high occupancy and strong rental increases on lease rollovers. According to Cushman & Wakefield, Inc., a New York real-estate services firm, the overall vacancy nationwide for office buildings in both downtown and suburban markets hovered below 11% at the end of the third quarter of 1998-a number not seen in more than a decade.
    In recent years, investors have favored suburban office buildings. But now, downtown buildings are the favored category, especially in markets such as San Francisco, Boston and New York. We hope to benefit from this trend by maintaining holdings in REITs that own and operate properties in these regions. For example, the Fund has 2.67% of its net assets invested in SL Green Realty Corp., which specializes in owning, managing and acquiring office properties in Manhattan.

WHAT IS YOUR OUTLOOK FOR THE REIT MARKET IN 1999?
With the combination of low valuation levels and the prospect of solid earnings growth, REITs appear attractively priced going into 1999, with many selling at below the underlying value of their properties. Industry analysts expect REITs to deliver returns in the low to mid-teens over the next 12 months, compared to expectations of single-digit returns for blue chips in 1999. Much of that return will come from generous REIT dividends: the average property-owning REIT recently yielded 7.2%.
    Although it is difficult to predict when market sentiment may turn positive, industry analysts believe that investors may begin to recognize REIT values in the near future. Weakness during 1998 has provided an opportunity to add companies with superior fundamentals to the Fund's portfolio. We believe our continued emphasis on high-quality companies with solid earnings growth prospects should allow the Fund to participate well during a REIT market rebound.

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

================================================================================
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
1. Arden Realty Group, Inc.                                     4.42%

2. Starwood Hotels & Resorts                                    3.66

3. Charles E. Smith Residential Realty, Inc.                    3.42

4. Simon Property Group, Inc.                                   3.42

5. Prentiss Properties Trust                                    3.34

6. CarrAmerica Realty Corp.                                     3.28

7. Essex Property Trust, Inc.                                   3.20

8. Avalonbay Communities, Inc.                                  3.13

9. CBL & Associates Properties, Inc.                            3.12

10. Crescent Real Estate Equities, Co.                          3.03

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================


                      ------------------------------------
                            WE BELIEVE OUR CONTINUED

                            EMPHASIS ON HIGH-QUALITY

                         COMPANIES WITH SOLID EARNINGS

                         GROWTH PROSPECTS SHOULD ALLOW

                          THE FUND TO PARTICIPATE WELL

                         DURING A REIT MARKET REBOUND.
                      ------------------------------------

          See important Fund and index disclosures inside front cover.



                          AIM ADVISOR REAL ESTATE FUND

                      ANNUAL REPORT/PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR REAL ESTATE FUND VS. BENCHMARK INDEXES

5/1/95-12/31/98


--------------------------------------------------------------------------------
                    ADVISOR           NAREIT
                  REAL ESTATE         EQUITY            S&P 500
                    C SHARES          INDEX              INDEX
--------------------------------------------------------------------------------
5/1/95               10,000            10,000            10,000
6/30/95              10,195            10,591            10,631
9/30/95              10,564            11,090            11,475
12/31/95             10,912            11,549            12,166
3/31/96              11,078            11,812            12,818
6/30/96              11,482            12,337            13,393
9/30/96              12,471            13,145            13,807
12/31/96             14,888            15,622            14,958
3/31/97              14,880            15,731            15,359
6/30/97              15,545            16,513            18,039
9/30/97              17,795            18,465            19,390
12/31/97             17,699            18,787            19,947
3/31/98              17,599            18,700            22,728
6/30/98              16,455            17,842            23,478
9/30/98              13,898            15,965            21,146
12/31/98             13,600            15,499            25,646

Past performance cannot guarantee comparable future results.
MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS C SHARES
Inception (5/1/95)       8.74%
1 Year                 -23.89*

*-23.16% excluding CDSC

CLASS A SHARES
Inception (12/31/96)    -5.98%
1 Year                 -26.20**

**-22.54% excluding sales charges

CLASS B SHARES
Inception (3/3/98)     -24.76%***

***-21.02% excluding CDSC
================================================================================

Source: Towers Data Systems Hypo--Registered Trademark--.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class A and Class B shares will differ from that of Class C shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

ABOUT THIS CHART
This chart compares your Fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 5/1/95 to 12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the S&P 500 is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 represents stocks only; whereas your Fund is invested primarily in real estate investment trust (REIT) securities that produce much of their returns through current income in the form of yields. An index of REITs, such as the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, includes all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System, regardless of management style and investment strategy.



                          AIM ADVISOR REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  OTHER EQUITY INTERESTS-100.02%

DIVERSIFIED-12.72%

Beacon Capital(a)                         55,000   $   873,125
--------------------------------------------------------------
Catellus Development Corp.(a)             53,900       771,444
--------------------------------------------------------------
Crescent Real Estate Equities, Co.        79,000     1,817,000
--------------------------------------------------------------
Glenborough Realty Trust, Inc.            70,000     1,426,250
--------------------------------------------------------------
RioCan Real Estate Investment Trust
  (Canada)                               115,000       706,535
--------------------------------------------------------------
Security Capital U.S. Realty
  (Luxembourg)(a)                         74,800       740,520
--------------------------------------------------------------
Vornado Operating Co.(a)                   2,625        21,164
--------------------------------------------------------------
Vornado Realty Trust                      37,500     1,265,625
--------------------------------------------------------------
                                                     7,621,663
--------------------------------------------------------------

FINANCIAL SERVICES-0.84%

AMRESCO, Inc.(a)                          57,850       506,188
--------------------------------------------------------------

HEALTHCARE (DIVERSIFIED)-1.97%

Meditrust Corp.                           78,100     1,181,263
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-8.03%

Bedford Property Investors, Inc.          46,800       789,750
--------------------------------------------------------------
Eastgroup Properties, Inc.                21,600       398,250
--------------------------------------------------------------
First Industrial Realty Trust, Inc.       56,700     1,520,268
--------------------------------------------------------------
Prime Group Realty Trust                  45,200       683,650
--------------------------------------------------------------
ProLogis Trust                            22,500       466,875
--------------------------------------------------------------
TriNet Corporate Realty Trust, Inc.       35,500       949,625
--------------------------------------------------------------
                                                     4,808,418
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-3.74%

Liberty Property Trust                    72,950     1,796,394
--------------------------------------------------------------
Reckson Associates Realty Corp.           20,000       443,750
--------------------------------------------------------------
                                                     2,240,144
--------------------------------------------------------------

LODGING-HOTELS-14.55%

Crestline Capital Corp.(a)                 6,260        91,553
--------------------------------------------------------------
Hospitality Properties Trust              46,400     1,119,400
--------------------------------------------------------------
Host Marriott Corp.                       62,600       864,663
--------------------------------------------------------------
MeriStar Hospitality Corp.                94,814     1,759,985
--------------------------------------------------------------
MeriStar Hotels & Resorts, Inc.(a)       112,700       295,838
--------------------------------------------------------------
Patriot American Hospitality, Inc.       190,000     1,140,000
--------------------------------------------------------------
Starwood Hotels & Resorts                 96,700     2,193,881
--------------------------------------------------------------
Sunstone Hotel Investors, Inc.           132,800     1,253,300
--------------------------------------------------------------
                                                     8,718,620
--------------------------------------------------------------





                                                     MARKET
                                        SHARES        VALUE
MANUFACTURED HOMES-0.92%

Asset Investors Corp.                     44,000   $   550,000
--------------------------------------------------------------

MORTGAGE BACKED SECURITIES-0.51%

CRIIMI MAE, Inc.                          87,700       306,950
--------------------------------------------------------------

OFFICE PROPERTIES-22.40%

Arden Realty Group, Inc.                 114,300     2,650,331
--------------------------------------------------------------
CarrAmerica Realty Corp.                  81,800     1,963,200
--------------------------------------------------------------
Cornerstone Properties, Inc.              35,700       557,812
--------------------------------------------------------------
Highwoods Properties, Inc.                70,050     1,803,788
--------------------------------------------------------------
Kilroy Realty Corp.                       42,700       982,100
--------------------------------------------------------------
Koger Equity, Inc.                        30,000       515,625
--------------------------------------------------------------
Mack-Cali Realty Corp.                    43,700     1,349,238
--------------------------------------------------------------
Prentiss Properties Trust                 89,700     2,001,431
--------------------------------------------------------------
SL Green Realty Corp.                     73,900     1,598,088
--------------------------------------------------------------
                                                    13,421,613
--------------------------------------------------------------

REGIONAL MALLS-8.16%

CBL & Associates Properties, Inc.         72,350     1,867,534
--------------------------------------------------------------
Macerich Co. (The)                        25,500       653,437
--------------------------------------------------------------
Simon Property Group, Inc.                71,900     2,049,150
--------------------------------------------------------------
SPG Properties Inc., $2.19 Series B
  Pfd.                                     7,000       178,937
--------------------------------------------------------------
Taubman Centers, Inc.                     10,000       137,500
--------------------------------------------------------------
                                                     4,886,558
--------------------------------------------------------------

RESIDENTIAL PROPERTIES-15.27%

Avalonbay Communities, Inc.               54,800     1,876,900
--------------------------------------------------------------
Camden Property Trust                     31,432       817,232
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    63,800     2,049,575
--------------------------------------------------------------
Equity Residential Properties Trust       25,500     1,031,156
--------------------------------------------------------------
Equity Residential Properties, $1.75
  Conv. Pfd.                               7,000       164,062
--------------------------------------------------------------
Essex Property Trust, Inc.                64,500     1,918,875
--------------------------------------------------------------
Post Properties, Inc.                     33,600     1,291,500
--------------------------------------------------------------
                                                     9,149,300
--------------------------------------------------------------

SELF-STORAGE-2.81%

Public Storage, Inc.                      55,800     1,510,088
--------------------------------------------------------------
Public Storage Inc., $2.50 Series E
  Pfd.                                     6,000       170,625
--------------------------------------------------------------
                                                     1,680,713
--------------------------------------------------------------

SHOPPING CENTERS-8.10%

JDN Realty Corp.                          67,500     1,455,469
--------------------------------------------------------------
Kimco Realty Corp.                        31,900     1,266,031
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SHOPPING CENTERS-(CONTINUED)

Pan Pacific Retail Properties, Inc.       47,700   $   951,019
--------------------------------------------------------------
Philips International Realty Corp.        76,600     1,177,725
--------------------------------------------------------------
                                                     4,850,244
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts & Other Equity
      Interests (Cost $66,915,860)                  59,921,674
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
REPURCHASE AGREEMENT-1.72%(b)

SBC Warburg Dillon Read Inc., 4.75%,
  01/04/99(c) (Cost $1,028,091)       $1,028,091   $ 1,028,091
--------------------------------------------------------------
TOTAL INVESTMENTS-101.74%                           60,949,765
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.74)%                                    (1,040,480)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $59,909,285
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviations:

Conv. - Convertible
Pfd.  - Preferred

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $67,943,951)                               $ 60,949,765
---------------------------------------------------------
Foreign currencies, at value (cost $15,226)        15,187
---------------------------------------------------------
Receivables for:
  Capital stock sold                              185,829
---------------------------------------------------------
  Interest and dividends                          732,720
---------------------------------------------------------
Investment for deferred compensation plan           5,872
---------------------------------------------------------
Other assets                                        1,199
---------------------------------------------------------
    Total assets                               61,890,572
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,167,762
---------------------------------------------------------
  Capital stock reacquired                        649,902
---------------------------------------------------------
  Deferred compensation plan                        5,872
---------------------------------------------------------
Accrued advisory fees                              46,459
---------------------------------------------------------
Accrued operating services fees                    18,693
---------------------------------------------------------
Accrued distribution fees                          92,599
---------------------------------------------------------
    Total liabilities                           1,981,287
---------------------------------------------------------
Net assets applicable to shares outstanding  $ 59,909,285
=========================================================

NET ASSETS:

Class A                                      $ 20,087,313
=========================================================
Class B                                      $  6,900,789
=========================================================
Class C                                      $ 32,921,183
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,753,528
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     601,186
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   2,872,166
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      11.46
=========================================================
  Offering price per share:
    (Net asset value of $11.46
     divided by 95.25%)                      $      12.03
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      11.48
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      11.46
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $11,814 foreign
  withholding tax)                           $  3,916,800
---------------------------------------------------------
Interest                                          198,373
---------------------------------------------------------
    Total investment income                     4,115,173
---------------------------------------------------------

EXPENSES:

Advisory fees                                     625,129
---------------------------------------------------------
Operating services fees                           312,558
---------------------------------------------------------
Distribution fees-Class A                          80,966
---------------------------------------------------------
Distribution fees-Class B                          50,872
---------------------------------------------------------
Distribution fees-Class C                         412,382
---------------------------------------------------------
Directors' fees and expenses                        5,297
---------------------------------------------------------
    Total expenses                              1,487,204
---------------------------------------------------------
Less: Fees waived by advisor                      (59,719)
---------------------------------------------------------
    Net expenses                                1,427,485
---------------------------------------------------------
Net investment income                           2,687,688
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        (7,856,868)
---------------------------------------------------------
  Foreign currencies                              (11,340)
---------------------------------------------------------
                                               (7,868,208)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       (13,364,558)
---------------------------------------------------------
  Foreign currencies                                   56
---------------------------------------------------------
                                              (13,364,502)
---------------------------------------------------------
  Net gain (loss) from investment
    securities and foreign currencies         (21,232,710)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(18,545,022)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998          1997
                                                              ------------   -----------
OPERATIONS:

  Net investment income                                       $  2,687,688   $   930,868
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (7,868,208)    3,781,061
----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (13,364,502)    1,996,379
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (18,545,022)    6,708,308
----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (879,078)     (138,336)
----------------------------------------------------------------------------------------
  Class B                                                         (195,557)           --
----------------------------------------------------------------------------------------
  Class C                                                       (1,184,516)     (755,032)
----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                         (434,776)     (609,759)
----------------------------------------------------------------------------------------
  Class B                                                         (143,531)           --
----------------------------------------------------------------------------------------
  Class C                                                         (703,226)   (1,923,812)
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       11,098,948    16,620,595
----------------------------------------------------------------------------------------
  Class B                                                        8,539,414            --
----------------------------------------------------------------------------------------
  Class C                                                        1,916,228    19,971,956
----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                         (531,116)   39,873,920
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           60,440,401    20,566,481
----------------------------------------------------------------------------------------
  End of period                                               $ 59,909,285   $60,440,401
========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 74,263,053   $52,709,732
----------------------------------------------------------------------------------------
  Undistributed net investment income                              490,850        72,384
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                       (7,850,489)    1,287,912
----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (6,994,129)    6,370,373
----------------------------------------------------------------------------------------
                                                              $ 59,909,285   $60,440,401
========================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five diversified portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such dividends are declared and paid quarterly. On December 31, 1998 additional paid-in capital was decreased by $1,269, undistributed net investment income was decreased by $10,071 and undistributed net realized gains was increased by $11,340 as a result of differing book/tax treatment of foreign currency transactions and in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,027,346 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRAI") whereby AIM pays IRAI an annual rate of 0.35% of the Fund's average daily net assets on the first $100 million and 0.25% of the Fund's average daily net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1998, AIM was paid $275,972 for such services. As of June 1, 1998, AIM has voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the period June 1, 1998 through December 31, 1998, AIM voluntarily waived operating services fees in the amount of $36,586.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares. AIM Distributors has voluntarily agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, for the Class A and Class C shares and the period March 3, 1998 (date sales commenced) through December 31, 1998 for the Class B shares, the Class A, Class B and Class C shares paid AIM Distributors $57,833, $50,872 and $412,382, respectively, as compensation under the Plans. During the year ended December 31, 1998, AIM Distributors waived fees of $23,133 for the Class A shares.
  AIM Distributors received commissions of $85,554 from sales of Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received commissions of $25,274 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors.
  The combined effect of the advisory agreements, operating services agreement and the distribution plan for the Fund is to place a cap or ceiling on the total annual expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $500 million, the Fund's expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $500 million of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $1 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the year ended December 31, 1998, the Fund paid legal fees of $3,558 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $69,794,053 and $45,015,610, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $    830,188
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (12,663,672)
-------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                          $(11,833,484)
=============================================================
Cost of investments for tax purposes is $72,783,249.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                       1997*
                          -------------------------   -----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   ---------   -----------
Sold:
  Class A                  1,866,966   $ 26,220,226   1,054,003   $16,739,222
------------------------  ----------   ------------   ---------   -----------
  Class B**                  965,596     13,668,547          --            --
------------------------  ----------   ------------   ---------   -----------
  Class C                    867,066     12,416,738   1,421,288    21,204,369
------------------------  ----------   ------------   ---------   -----------
Issued as reinvestment
  of dividends:
  Class A                    103,931      1,234,506      47,730       725,852
------------------------  ----------   ------------   ---------   -----------
  Class B**                   26,797        312,988          --            --
------------------------  ----------   ------------   ---------   -----------
  Class C                    146,264      1,732,251     162,326     2,458,661
------------------------  ----------   ------------   ---------   -----------
Reacquired:
  Class A                 (1,266,277)   (16,355,784)    (52,825)     (844,479)
------------------------  ----------   ------------   ---------   -----------
  Class B**                 (391,207)    (5,442,121)         --            --
------------------------  ----------   ------------   ---------   -----------
  Class C                   (933,062)   (12,232,761)   (240,812)   (3,691,074)
------------------------  ----------   ------------   ---------   -----------
                           1,386,074   $ 21,554,590   2,391,710   $36,592,551
========================  ==========   ============   =========   ===========

 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class B shares commenced sales March 3, 1998.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the two-year period ended December 31, 1998, for a share of Class B capital stock outstanding during the period March 3, 1998 (date sales commenced) through December 31, 1998, and a share of Class C capital stock outstanding during each of the years in the three-year period ended December 31, 1998 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                  CLASS A(a)         CLASS B
                                                              ------------------   ------------
                                                               1998      1997(b)       1998
                                                              -------    -------   ------------
Net asset value, beginning of period                          $ 15.74    $ 14.19     $ 15.34
------------------------------------------------------------  -------    -------     -------
Income from investment operations:
  Net investment income                                          0.58(c)    0.34(c)     0.37(c)
------------------------------------------------------------  -------    -------     -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.11)      2.39       (3.58)
------------------------------------------------------------  -------    -------     -------
    Total from investment operations                            (3.53)      2.73       (3.21)
------------------------------------------------------------  -------    -------     -------
Less distributions:
  Dividends from net investment income                          (0.50)     (0.44)      (0.40)
------------------------------------------------------------  -------    -------     -------
  Distributions from net realized gains                         (0.25)     (0.74)      (0.25)
------------------------------------------------------------  -------    -------     -------
    Total distributions                                         (0.75)     (1.18)      (0.65)
------------------------------------------------------------  -------    -------     -------
Net asset value, end of period                                $ 11.46    $ 15.74     $ 11.48
============================================================  =======    =======     =======
Total return(d)                                                (22.54)%    19.78%     (21.02)%
============================================================  =======    =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,087    $16,507     $ 6,901
============================================================  =======    =======     =======
Ratio of expenses to average net assets(e)                       1.55%(f)    1.60%      2.31%(f)(g)
============================================================  =======    =======     =======
Ratio of net investment income to average net assets(h)          4.37%(f)    3.26%      3.62%(f)(g)
============================================================  =======    =======     =======
Portfolio turnover rate                                            69%        57%         69%
============================================================  =======    =======     =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct sales charges and is not annualized for periods less than one year.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.71% and 1.70% for 1998-1997 for Class A and 2.37% (annualized) for 1998 for Class B.

(f) Ratios are based on average net assets of $23,133,391 and $6,107,990 for Class A and Class B, respectively.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.21% and 3.16% for 1998-1997 for Class A and 3.56% (annualized) for 1998 for Class B.

                                                                              CLASS C(a)
                                                              ------------------------------------------
                                                               1998     1997(b)        1996       1995
                                                              -------   --------     --------   --------
Net asset value, beginning of period                          $ 15.74   $  14.19     $  10.76   $  10.00
------------------------------------------------------------  -------   --------     --------   --------
Income from investment operations:
  Net investment income                                          0.50(c)    0.36(c)      0.33       0.16
------------------------------------------------------------  -------   --------     --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (4.13)      2.26         3.51       0.75
------------------------------------------------------------  -------   --------     --------   --------
    Total from investment operations                            (3.63)      2.62         3.84       0.91
------------------------------------------------------------  -------   --------     --------   --------
Less distributions:
  Dividends from net investment income                          (0.40)     (0.33)       (0.31)     (0.15)
------------------------------------------------------------  -------   --------     --------   --------
  Distributions from net realized gains                         (0.25)     (0.74)       (0.10)        --
------------------------------------------------------------  -------   --------     --------   --------
    Total distributions                                         (0.65)     (1.07)       (0.41)     (0.15)
------------------------------------------------------------  -------   --------     --------   --------
Net asset value, end of period                                $ 11.46   $  15.74     $  14.19   $  10.76
============================================================  =======   ========     ========   ========
Total return(d)                                                (23.16)%    18.88%       36.43%      9.12%
============================================================  =======   ========     ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $32,921   $ 43,934     $ 20,566   $  5,565
============================================================  =======   ========     ========   ========
Ratio of expenses to average net assets(e)                       2.31%(f)     2.35%      2.40%      2.40%(g)
============================================================  =======   ========     ========   ========
Ratio of net investment income to average net assets(h)          3.62%(f)     2.54%      3.21%      4.68%(g)
============================================================  =======   ========     ========   ========
Portfolio turnover rate                                            69%        57%          25%         7%
============================================================  =======   ========     ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.37% for 1998.

(f) Ratios are based on average net assets of $41,238,200.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 3.56% for 1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor Real Estate Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Real Estate Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The accompanying statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for each of the years in the two-year period ended December 31, 1997 and the period May 1, 1995 (date operations commenced) through December 31, 1995, were audited by other auditors whose report thereon dated February 5, 1998, expressed an unqualified opinion on such statement and financial highlights.
                         We conducted our audit in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 1998 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Real Estate Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

Directors & Officers

BOARD OF DIRECTORS                                  OFFICERS                                     OFFICE OF THE FUND

Charles T. Bauer                                    Charles T. Bauer                             11 Greenway Plaza
Chairman                                            Chairman                                     Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                        John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                                  Carol F. Relihan                             Houston, TX 77046
                                                    Senior Vice President and Secretary
Owen Daly II                                                                                     SUB-ADVISOR
Director                                            Gary T. Crum
Cortland Trust Inc.                                 Senior Vice President                        INVESCO Realty Advisors, Inc.
                                                                                                 One Lincoln Centre, Suite 700
Edward K. Dunn Jr.                                  Dana R. Sutton                               5400 LBJ Freeway/LB-2
Chairman, Mercantile Mortgage Corp.;                Vice President and Assistant Treasurer       Dallas, TX 75240
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and            Robert G. Alley                              TRANSFER AGENT
President, Mercantile Bankshares                    Vice President
                                                                                                 A I M Fund Services, Inc.
Jack Fields                                         Stuart W. Coco                               P.O. Box 4739
Chief Executive Officer                             Vice President                               Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                     Melville B. Cox                              CUSTODIAN
of the U.S. House of Representatives                Vice President
                                                                                                 State Street Bank and Trust Company
Carl Frischling                                     Karen Dunn Kelley                            225 Franklin Street
Partner                                             Vice President                               Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                    Jonathan C. Schoolar                         COUNSEL TO THE FUND
Robert H. Graham                                    Vice President
President and Chief Executive Officer                                                            Ballard Spahr
A I M Management Group Inc.                         Renee A. Friedli                             Andrews & Ingersoll, LLP
                                                    Assistant Secretary                          1735 Market Street
Prema Mathai-Davis                                                                               Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.:        P. Michelle Grace
Commissioner, New York City Dept. for               Assistant Secretary                          COUNSEL TO THE DIRECTORS
the Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of            Jeffrey H. Kupor                             Kramer, Levin, Naftalis & Frankel
New York State                                      Assistant Secretary                          919 Third Avenue
                                                                                                 New York, NY 10022
Lewis F. Pennock                                    Nancy L. Martin
Attorney                                            Assistant Secretary                          DISTRIBUTOR

Ian W. Robinson                                     Ofelia M. Mayo                               A I M Distributors, Inc.
Consultant; Formerly Executive                      Assistant Secretary                          11 Greenway Plaza
Vice President and                                                                               Suite 100
Chief Financial Officer                             Lisa A. Moss                                 Houston, TX 77046
Bell Atlantic Management                            Assistant Secretary
Services, Inc.                                                                                   AUDITORS
                                                    Kathleen J. Pflueger
Louis S. Sklar                                      Assistant Secretary                          KPMG LLP
Executive Vice President                                                                         700 Louisiana
Hines Interests                                     Samuel D. Sirko                              Houston, TX 77002
Limited Partnership                                 Assistant Secretary

                                                    Stephen I. Winer
                                                    Assistant Secretary

                                                    Mary J. Benson
                                                    Assistant Treasurer
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REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor Real Estate Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.5865, 0.4830 and $0.4830 per share, respectively, during the Fund's tax year ended December 31, 1998. Of these amounts, 5.75% is eligible for the dividends received deduction for corporations.

  The Fund also distributed long-term capital gains of $839,797 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

                                 The AIM Family of Funds--Registered Trademark--

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
GROWTH FUNDS                              MONEY MARKET FUNDS                          A I M Management Group Inc. has provided
AIM Aggressive Growth Fund1               AIM Money Market Fund                       leadership in the mutual fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                    since 1976 and managed approximately
AIM Capital Development Fund                                                          $109 billion in assets for more than 6.2
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS                  million shareholders, including
AIM Mid Cap Equity Fund2, A               AIM Advisor International Value Fund        individual investors, corporate clients,
AIM Select Growth Fund3                   AIM Asian Growth Fund                       and financial institutions, as of December
AIM Small Cap Growth Fund2, B             AIM Developing Markets Fund2                31, 1998.
AIM Small Cap Opportunities Fund          AIM Europe Growth Fund2                         The AIM Family of Funds--Registered
AIM Value Fund                            AIM European Development Fund               Trademark-- is distributed nationwide,
AIM Weingarten Fund                       AIM International Equity Fund               and AIM today is the 10th-largest mutual
                                          AIM Japan Growth Fund2                      fund complex in the U.S. in assets under
GROWTH & INCOME FUNDS                     AIM Latin American Growth Fund2             management, according to Strategic
AIM Advisor Flex Fund                     AIM New Pacific Growth Fund2                Insight, an independent mutual fund
AIM Advisor Large Cap Value Fund                                                      monitor.
AIM Advisor MultiFlex Fund                GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund              AIM Global Aggressive Growth Fund
AIM Balanced Fund                         AIM Global Growth Fund
AIM Basic Value Fund2, C
AIM Charter Fund                          GLOBAL GROWTH & INCOME FUNDS
                                          AIM Global Growth & Income Fund2
INCOME FUNDS                              AIM Global Utilities Fund
AIM Floating Rate Fund2
AIM High Yield Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund II                    AIM Emerging Markets Debt Fund2, D
AIM Income Fund                           AIM Global Government Income Fund2
AIM Intermediate Government Fund          AIM Global Income Fund
AIM Limited Maturity Treasury Fund        AIM Strategic Income Fund2

TAX-FREE INCOME FUNDS                     THEME FUNDS
AIM High Income Municipal Fund            AIM Global Consumer Products and Services Fund2
AIM Municipal Bond Fund                   AIM Global Financial Services Fund2
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Health Care Fund2
AIM Tax-Free Intermediate Fund            AIM Global Infrastructure Fund2
                                          AIM Global Resources Fund2
                                          AIM Global Telecommunications Fund2
                                          AIM Global Trends Fund2, E






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(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2)
Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.